                                   FORM 8-A


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACTOF 1934


                               FCC NATIONAL BANK
                (with respect to FIRST CHICAGO MASTER TRUST II)
           (Exact name of registrant as specified in their charter)


        United States of America                        51-0269396
(State of incorporation or organization)  (I.R.S. Employer Identification No.)


One Gateway Center
300 King Street
Wilmington, Delaware                                    19801
(Address of principal executive offices)             (Zip Code)



Securities to be registered pursuant to Section 12(b) of the Act:
                                                         None.

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box [_].

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box [x].

Securities Act registration file number to which this form relates: 333-49625


Securities to be registered pursuant to Section 12(g) of the Act:

                         First Chicago Master Trust II
             Floating Rate Asset Backed Certificates Series 1999-W
                               (Title of Class)

                INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities
         to be Registered.
         ---------------------------------------

         The descriptions of the Floating Rate Asset Backed Certificates Series 1999-W appearing under the captions entitled (a) "Prospectus Summary"; "Risk Factors"; "Maturity and Principal Payment Considerations"; "Description of the Certificates and the Agreement"; "Enhancement"; "Certain Legal Aspects of the Receivables"; "U.S. Federal Income Tax Consequences";"State and Local Taxation" and "ERISA Considerations" in the Prospectus, dated March 11, 1999 (the "Prospectus") under the Registrant's Registration Statement on Form S-3, File No. 333-49625 and filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5), and (b) under the captions entitled "Summary of Series Terms"; "Summary of Series Provisions"; "Maturity and Principal Payment Considerations"; and "Description of the Class A Certificates and the Agreement" in the Prospectus Supplement, dated March 11, 1999 to the Prospectus, as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5), are incorporated herein by reference.

Item 2.  Exhibits
         --------

         Exhibit 1 - Form of specimen of certificate representing Floating Rate Asset Backed Certificates Series 1999-W (included in Exhibit 22).

         Exhibit 2 - Articles of Association of FCC National Bank. [Exhibit 3.1 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-61950, is incorporated herein by reference].

         Exhibit 3 - By-laws of FCC National Bank [Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, File No. 33-61950, is incorporated herein by reference].

         Exhibit 4 - Pooling and Servicing Agreement [Exhibit 4.1 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-35084, is incorporated herein by reference].

         Exhibit 5 - Series 1993-F Supplement to the Pooling and Servicing Agreement [Exhibit 4.8 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-61950 is incorporated herein by reference].

         Exhibit 6 - Series 1993-G Supplement to the Pooling and Servicing Agreement [Exhibit 4.9 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-61950 is incorporated herein by reference].

         Exhibit 7 - Series 1993-H Supplement to the Pooling and Servicing Agreement [Exhibit 4.10 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-67056 is incorporated herein by reference].

         Exhibit 8 - Series 1994-I Supplement to the Pooling and Servicing Agreement [Exhibit 4.11 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-78032 is incorporated herein by reference].

         Exhibit 9 - Series 1994-J Supplement to the Pooling and Servicing Agreement [Exhibit 4.12 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-78032 is incorporated herein by reference].

         Exhibit 10 - Series 1994-K Supplement to the Pooling and Servicing Agreement [Exhibit 4.13 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-82466 is incorporated by reference].

         Exhibit 11 - Series 1994-L Supplement to the Pooling and Servicing Agreement [Exhibit 4.14 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-82466 is incorporated by reference].

         Exhibit 12 - Series 1995-M Supplement to the Pooling and Servicing Agreement [Exhibit 4.15 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-84880 is incorporated by reference].

         Exhibit 13 - Series 1995-N Supplement to the Pooling and Servicing Agreement [Exhibit 4.16 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-84880 is incorporated by reference].

         Exhibit 14 - Series 1995-O Supplement to the Pooling and Servicing Agreement [Exhibit 4.16 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-92358 is incorporated by reference].

         Exhibit 15 - Series 1995-P Supplement to the Pooling and Servicing Agreement [Exhibit 4.17 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-92358 is incorporated by reference].

         Exhibit 16 - 1995 Amendment to the Pooling and Servicing Agreement [Exhibit 4 to the Registrant's Form 8-K dated May 5, 1995, is incorporated by reference].

         Exhibit 17 - Series 1996-Q Supplement to the Pooling and Servicing Agreement [Exhibit 4.23 to the Registrant's Registration Statement on Form S-3, File No. 333-02361, as filed on a Form 8-K dated October 1, 1996, is incorporated by reference.]

         Exhibit 18 - Series 1996-R Supplement to the Pooling and Servicing Agreement [Exhibit 4.24 to the Registrant's Registration Statement on Form S-3, File No. 333-02361, as filed on a Form 8-K dated December 4, 1996, is incorporated by reference].

         Exhibit 19 - Series 1996-S Supplement to the Pooling and Servicing Agreement [Exhibit 4.25 to the Registrant's Registration Statement on Form S-3, File No. 333-02361, as filed on a Form 8-K dated December 4, 1996, is incorporated by reference].

         Exhibit 20 - Series 1997-T Supplement to the Pooling and Servicing Agreement [Exhibit 4.26 to the Registrant's Registration Statement on Form S-3, File No. 333-02361, as filed on a Form 8-K dated November 10, 1997, is incorporated by reference].

         Exhibit 21 - Series 1997-U Supplement to the Pooling and Servicing Agreement [Exhibit 4.27 to the Registrant's Registration Statement on Form S-3, File No. 333-02361, as filed on a Form 8-K dated November 10, 1997, is incorporated by reference].

         Exhibit 22 - Series 1998-V Supplement to the Pooling and Servicing Agreement [Exhibit 4.28 to the Registrant's Registration Statement on Form S-3, File No. 333-49625, as filed on a Form 8-K dated November 20, 1998, is incorporated by reference].

         Exhibit 23 - 1998 Amendment to the Pooling and Servicing Agreement [Exhibit 4.27 to the Registrant's Registration Statement on Form S-3, File No. 333-49625, is incorporated by reference].

         Exhibit 24 - 1999-W Supplement to the Pooling and Servicing Agreement [Exhibit 4.29 to the Registrant's Registration Statement on Form S-3, File No. 333-49625, as filed on a Form 8-K dated April 1, 1999, is incorporated by reference].

         Exhibit 25 - Series 1999-X Supplement to the Pooling and Servicing Agreement [Exhibit 4.29 to the Registrant's Registration Statement on Form S-3, File No. 333-49625, as filed on Form 8-K dated June 30, 1999 is incorporated by reference].

         Exhibit 26 - Series 1999-Y Supplement to the Pooling and Servicing Agreement [Exhibit 4.30 to the Registrant's Registration Statement on Form S-3, File No. 333-49625, as filed on Form 8-K dated August 23, 1999 is incorporated by reference].

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on their behalf by the undersigned, thereto duly authorized.

                                   FCC NATIONAL BANK
                                   (Registrant)


                                   By /s/ Harry Hallowell
                                     ---------------------
                                     Harry Hallowell
                                     Vice President



Dated:    September 13, 1999

                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------                                                           Sequentially
Number      Exhibit                                               Numbered Page
------      -------                                               -------------

  1         Form of specimen of certificate representing
            Floating Rate Asset Backed Certificates
            Series 1998-V.                                             N/A

  2         Articles of Association of FCC National Bank
            [Exhibit 3.1 to the Registrant's Post-Effective
            Amendment No. 1 to the Registration Statement on
            Form S-1, File No. 33-61950, is incorporated herein
            by reference].                                             N/A

  3         By-laws of FCC National Bank [Exhibit 3.2 to the
            Registrant's Registration Statement on Form S-1,
            File No. 33-61950, is incorporated herein by
            reference].                                                N/A

  4         Pooling and Servicing Agreement [Exhibit 4.1 to the
            Registrant's Post-Effective Amendment No. 1 to the
            Registration Statement on Form S-1, File No. 33-35084,
            is incorporated herein by reference].                      N/A


  5         Series 1993-F Supplement to the Pooling and Servicing
            Agreement [Exhibit 4.8 to the Registrant's Post-
            Effective Amendment No. 1 to the Registration Statement
            on Form S-1, File No. 33-61950 is incorporated herein by
            reference].                                                N/A

  6         Series 1993-G Supplement to the Pooling and Servicing
            Agreement [Exhibit 4.9 to the Registrant's Post-
            Effective Amendment No. 1 to the Registration Statement
            on Form S-1, File No. 33-61950 is incorporated herein by
            reference].                                                N/A

  7         Series 1993-H Supplement to the Pooling and Servicing
            Agreement [Exhibit 4.10 to the Registrant's Post-
            Effective Amendment No. 1 to the Registration Statement
            on Form S-1, File No.  33-67056 is incorporated herein by
            reference].                                                N/A

  8         Series 1994-I Supplement to the Pooling and Servicing
            Agreement [Exhibit 4.11 to the Registrant's Post-
            Effective Amendment No. 1 to the Registration Statement
            on Form S-1, File No. 33-78032 is incorporated herein by
            reference].                                                N/A

  9         Series 1994-J Supplement to the Pooling and Servicing
            Agreement [Exhibit 4.12 to the Registrant's Post-
            Effective Amendment No. 1 to the Registration Statement
            on Form S-1, File No. 33-78032 is incorporated herein by
            reference].                                                N/A

  10        Series 1994-K Supplement to the Pooling and Servicing
            Agreement [Exhibit 4.13 to the Registrant's Post-
            Effective Amendment No. 1 to the Registration Statement
            on Form S-1, File No. 33-82466 is incorporated herein by
            reference].                                                N/A

  11        Series 1994-L Supplement to the Pooling and Servicing
            Agreement [Exhibit 4.14 to the Registrant's Post-
            Effective Amendment No. 1 to the Registration Statement
            on Form S-1, File No. 33-82466 is incorporated herein by
            reference].                                                N/A

  12        Series 1995-M Supplement to the Pooling and Servicing
            Agreement [Exhibit 4.15 to the Registrant's Post-
            Effective Amendment No. 1 to the Registration Statement
            on Form S-1, File No. 33-84880 is incorporated herein by
            reference].                                                N/A

  13        Series 1995-N Supplement to the Pooling and Servicing
            Agreement [Exhibit 4.16 to the Registrant's Post-
            Effective Amendment No. 1 to the Registration Statement
            on Form S-1, File No. 33-84880 is incorporated herein by
            reference].                                                N/A

  14        Series 1995-O Supplement to the Pooling and Servicing
            Agreement [Exhibit 4.16 to the Registrant's Post-
            Effective Amendment No. 1 to the Registration Statement
            on Form S-1, File No. 33-92358 is incorporated by
            reference].                                                N/A

  15        Series 1995-P Supplement to the Pooling and Servicing
            Agreement [Exhibit 4.17 to the Registrant's Post-
            Effective Amendment No. 1 to the Registration Statement
            on Form S-1, File No. 33-92358 is incorporated by
            reference].                                                N/A

  16        1995 Amendment to the Pooling and Servicing Agreement
            [Exhibit 4 to the Registrant's Form8-K dated May 5,
            1995, is incorporated herein by reference].                N/A

  17        Series 1996-Q Supplement to the Pooling and Servicing
            Agreement [Exhibit 4.23 to the Registrant's Registration Statement on Form S-3, File No. 333-02361, as filed on a
            Form 8-K dated October 1, 1996, is incorporated by
            reference.]                                                N/A

  18        Series 1996-R Supplement to the Pooling and Servicing
            Agreement [Exhibit 4.24 to the Registrant's Registration Statement on Form S-3, File No. 333-02361, as filed on a
            Form 8-K dated December 4, 1996, is incorporated by
            reference].                                                N/A

  19        Series 1996-S Supplement to the Pooling and Servicing
            Agreement [Exhibit 4.25 to the Registrant's Registration Statement on Form S-3, File No. 333-02361, as filed on a
            Form 8-K dated December 4, 1996, is incorporated by
            reference].                                                N/A

  20        Series 1997-T Supplement to the Pooling and Servicing
            Agreement [Exhibit 4.26 to the Registrant's Registration Statement on Form S-3, File No. 333-02361, as filed on a
            Form 8-K dated November 10, 1997, is incorporated by
            reference].                                                N/A

  21        Series 1997-U Supplement to the Pooling and Servicing
            Agreement [Exhibit 4.27 to the Registrant's Registration Statement on Form S-3, File No. 333-02361, as filed on a
            Form 8-K dated November 10, 1997, is incorporated by
            reference].                                                N/A

  22        Series 1998-V Supplement to the Pooling and Servicing
            Agreement [Exhibit 4.28 to the Registrant's Registration Statement on Form S-3, File No. 333-49625, as filed on a
            Form 8-K dated November 20, 1998, is incorporated by
            reference].                                                N/A

  23        Series 1998 Amendment to the Pooling and Servicing
            Agreement [Exhibit 4.27 to the Registrant's Registration Statement on Form S-3, File No. 333-49625, as filed on a
            Form 8-K dated November 20,1998, is incorporated by
            reference].                                                N/A

  24        Series 1999-W Supplement to the Pooling and Servicing
            Agreement [Exhibit 4.29 to the Registrant's Registration Statement on Form S-3, File No. 333-49625, as filed on a
            Form 8-K Dated April 1, 1999, is incorporated by
            reference].                                                N/A

  25        Series 1999-X Supplement to the Pooling and Servicing
            Agreement [Exhibit 4.29 to the Registrant's Registration Statement on Form S-3, File No. 333-49625, as filed on a
            Form 8-K Dated June 30, 1999, is incorporated by
            reference].                                                N/A

  26        Series 1999-Y Supplement to the Pooling and Servicing
            Agreement [Exhibit 4.30 to the Registrant's Registration Statement on Form S-3 File No. 333-49625, as filed on a
            Form 8-K dated August 23, 1999, is incorporated by
            reference].                                                N/A